                                                                   Exhibit 10.43

                   AMENDMENT NO. 2 TO STOCKHOLDERS AGREEMENT


          AMENDMENT NO. 2 TO STOCKHOLDERS AGREEMENT, dated as of November 19, 1999 (the "Amendment No. 2"), by and among Select Medical Corporation, a Delaware corporation (the "Company"), the stockholders of the Company whose names appear in Schedule I annexed hereto (collectively, the "Stockholders"), amending the Stockholders Agreement dated as of February 5, 1997, as amended on December 15, 1998 (the "Agreement") by and among the Company and the Stockholders.

          WHEREAS, the Company and certain of the Stockholders (the "November 1999 Investors") are parties to a Securities Purchase Agreement dated as of November 19, 1999 (the "Securities Purchase Agreement"), providing, among other things, for the sale to such November 1999 Investors of an aggregate 1,667,000 shares pursuant to the Securities Purchase Agreement (the "November 1999 Common Shares") of the Company's Common Stock, par value $.01 (the "Common Stock") and 16,000,000 shares of the Company's Class B Preferred Stock, par value $.01 (the "Class B Preferred" together with the November 1999 Common, the "November 1999 Shares"); and

          WHEREAS, the Company and the Stockholders entered into the Agreement in order, among other things, to specify certain rights and obligations of each of the parties thereto with respect to the shares of Common Stock held by each of them; and

          WHEREAS, the Agreement may be amended by the written consent of the Company and the Stockholders; and

          WHEREAS, the Company and the Stockholders now desire to amend the Agreement in the manner set forth below in order, among other things, to include the November 1999 Shares as "Stockholder Shares" under the Agreement;

          NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.  Definitions; References. Unless otherwise specifically
                      -----------------------
defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof" "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended by this Amendment No. 2.

          Section 2.  Stockholder Shares. For purposes of the Agreement, the
                      ------------------
November 1999 Common Shares shall be deemed to be included in the term "Common Stock" and the November 1999 Shares shall be deemed to be included in the term "Stockholder Shares."

          Section 3.  Amendment to Second Unnumbered Paragraph. The first
                      ----------------------------------------
sentence of the second unnumbered paragraph of the Agreement is hereby amended to read in its entirety as follows:

          "Certain of the Investors will purchase shares of the Company's Common Stock, par value $.01 per share (the "February 1997 Common"), and the Company's Class A Preferred Stock (the "Class A Preferred"), pursuant to a Purchase Agreement, dated as of February 5, 1997 (the "1997 Purchase Agreement"), among the Company and such Investors. Certain of the Investors and the Additional Stockholders (as such term is defined in Amendment No. 1 to Stockholders Agreement dated as of December 15, 1998 among the Company and the parties thereto ("Amendment No. 1")) will also purchase shares of the Company's Common Stock, par value $.01 per share (the "December 1998 Common") pursuant to a Securities Purchase Agreement, dated as of December 15, 1998 (the "1998 Purchase Agreement") among the Company, such Investors and the Additional Stockholders. Certain of the Stockholders (as such term is defined in Amendment No. 2 to the Stockholders Agreement dated as of December 15, 1998, as amended, among the Company and the parties thereto ("Amendment No. 2") will also purchase shares of the Company's Common Stock, par value $.01 per share (collectively with the February 1997 Common and the December 1998 Common, the "Common Stock") and shares of the Company's Class B Preferred Stock, par value $.01 per share (the "Class B Preferred") pursuant to a Securities Purchase Agreement dated as of November 19, 1999 (the "1999 Purchase Agreement" and collectively with the 1997 Purchase Agreement and the 1998 Purchase Agreement, the "Purchase Agreements" or "Purchase Agreement"), among the Company and such Stockholders.

          Section 4.  Amendment to Fourth Unnumbered Paragraph. The fourth
                      ----------------------------------------
unnumbered paragraph of the Agreement is hereby amended to read in its entirety as follows:

          "The execution and delivery of this Agreement is a condition to certain of the Investors' purchase of Common Stock and Class A Preferred pursuant to the 1997 Purchase Agreement. The execution and delivery of Amendment No. 1 is a condition to the purchase by certain of the Investors and the Additional Stockholders of Common Stock pursuant to the 1998 Purchase Agreement. The execution and delivery of Amendment No. 2 is a condition to the purchase by certain Stockholders of Common Stock and Class B Preferred pursuant to the 1999 Purchase Agreement."

          Section 5.  Effect of Amendment.  Except as expressly provided in this
                      -------------------
Amendment No. 2, nothing herein shall affect or be deemed to affect any provisions of the Agreement, and except only to the extent that they may be varied hereby, all of the terms of the Agreement shall remain unchanged and in full force and effect.

          Section 6.  Applicable Law. This Amendment No. 2 shall be construed
                      --------------
and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware without reference to the principles of conflicts of law.

          Section 7.  Counterparts.  This Amendment No. 2 may be executed in
                      ------------
counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Amendment No. 2 immediately upon affixing such party's signature hereto.

          IN WITNESS WHEREOF, the Company and the Stockholders have executed this Amendment No. 2 as of the day and year first above written.


                              SELECT MEDICAL CORPORATION


                              By /s/ Michael E. Tarvin
                                 ----------------------------------
                              Name:  Michael E. Tarvin
                              Title: Vice President



                              STOCKHOLDERS:

                              GOLDER, THOMA, CRESSEY, RAUNER FUND V, L.P.
                              By GTCR V, L.P., General Partner
                              By Golder, Thoma, Cressey, Rauner, Inc., General Partner


                              By /s/ Donald Edwards
                                 ----------------------------------
                              Name:  Donald Edwards
                              Title:



                              WELSH, CARSON, ANDERSON & STOWE VII, L.P.
                              By WCAS VII Partners, L.P., General Partner


                              By /s/ Jonathan Rather
                                 ----------------------------------
                              Name:  Jonathan Rather
                              Title: General Partner


                              John Almeida
                              Bruce K. Anderson
                              Russell L. Carson
                              Anthony J. de Nicola
                              James B. Hoover

                              Thomas E. McInerney
                              D. Scott Mackesy
                              Robert A. Minicucci
                              Priscilla A. Newman
                              Andrew M. Paul
                              Paul B. Queally
                              Jonathan Rather
                              Rudolph E. Rupert
                              Lawrence B. Sorrel
                              Richard H. Stowe
                              Sanjay Swani
                              Sean Traynor
                              Laura M. VanBuren
                              Patrick J. Welsh



                              By /s/ Jonathan Rather
                                --------------------------
                                     Jonathan Rather
                                     as Attorney-in-Fact



                              DELAWARE CHARTER TRUST CO., AS TRUSTEE FOR THE BENEFIT OF THE IRA ROLLOVER OF JAMES B. HOOVER


                              By /s/ James B. Hoover
                                --------------------------
                              Name:  James B. Hoover
                              Title:


                                /s/   Rocco A. Ortenzio
                                --------------------------
                                      Rocco A. Ortenzio


                                /s/  Robert A. Ortenzio
                                --------------------------
                                     Robert A. Ortenzio



                              ANVERS II, L.P.


                              By /s/ Leopold Swergold
                                --------------------------
                              Name:  Leopold Swergold
                              Title:

                              GTCR VI EXECUTIVE FUND, L.P.
                              By GTCR Partners VI, L.P., General Partner
                              By GTCR Golder Rauner, L.L.C., General Partner


                              By /s/ Donald Edwards
                                 ----------------------------------
                              Name:
                              Its: Principal



                              GTCR ASSOCIATES VI
                              By GTCR Partners VI, L.P., Managing General
                              Partner
                              By GTCR Golder Rauner, L.L.C., General Partner


                              By /s/ Donald Edwards
                                 ----------------------------------
                              Name:
                              Its: Principal


                                 /s/ Bryan C. Cressey
                                 ----------------------------------
                                          Bryan C. Cressey



                              THOMA CRESSEY FRIENDS FUND VI, L.P.
                              By TC Partners VI, L.P. General Partner
                              By Thoma Cressey Equity Partners, Inc. General Partner


                              By /s/ Bryan C. Cressey
                                 ----------------------------------
                              Name:
                              Title: